VARIABLE PRODUCTS SERIES FUND
 PROSPECTUS  |  MAY 1, 2009

 AllianceBernstein Variable Products Series Fund, Inc.
 Class A Shares

AllianceBernstein VPS
   [graphic] Utility Income Portfolio             [graphic] Real Estate Investment Portfolio
   [graphic] International Growth Portfolio       [graphic] International Value Portfolio
   [graphic] Small Cap Growth Portfolio           [graphic] Small/Mid Cap Value Portfolio

 Class B Shares

AllianceBernstein VPS
   [graphic] Money Market Portfolio            [graphic] Growth Portfolio
   [graphic] Large Cap Growth Portfolio        [graphic] Global Thematic Growth Portfolio
   [graphic] Growth and Income Portfolio       [graphic] Value Portfolio

 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCEBERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                 Page
SUMMARY INFORMATION.............................   4
RISK SUMMARY....................................  30
FEES AND EXPENSES OF THE PORTFOLIOS.............  32
INVESTING IN THE PORTFOLIOS.....................  34
MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
INVESTMENTS.....................................  38
MANAGEMENT OF THE PORTFOLIOS....................  49
DIVIDENDS, DISTRIBUTIONS AND TAXES..............  54
GLOSSARY........................................  55
FINANCIAL HIGHLIGHTS............................  56
APPENDIX A--BOND RATINGS........................ A-1
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION..................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund (the "Fund"). The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 38.

PERFORMANCE INFORMATION
This Prospectus offers Class A shares and Class B shares of the Portfolios. This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE
  A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments may typically have a lower return than a riskier investment. In other words, you may get a higher return if your investments have more risk.

  The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk or credit risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk or small- and mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, forwards, options and swaps.

                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.

                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value ("NAV") to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's NAV would increase.

                             WHAT IS CREDIT RISK?
  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as the governments of other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade; or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION
Maturity and Duration
The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities tend to be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will result in an approximately 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General
.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 103 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change this policy without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Utility Income Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is current income and long-term growth of capital.

The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk            .Credit Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                         1 Year  5 Years 10 Years
-------------------------------------------------
Portfolio                -36.59%  6.74%   2.92%
-------------------------------------------------
S&P 500 Utilities Index  -28.98%  8.29%   2.72%
-------------------------------------------------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

 99     00      01      02     03      04      05      06       07      08
----   ----    ----    ----   ----    ----    ----    ----     ----    ----
19.40  11.44  -22.50  -22.12  19.88   24.33   16.05   23.76    22.35  -36.59



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.55%, 2nd quarter, 2003; and Worst quarter was down -22.49%, 3rd quarter, 2008.

AllianceBernstein VPS International Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process.

Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, healthcare, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's International Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 100-130 companies.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                        1 Year  5 Years 10 Years
----------------------------------------------------------------
Portfolio                               -48.85%  2.88%   4.83%
----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)  -45.24%  3.00%   2.27%
----------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)*      -43.56%  1.91%   1.18%
----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)*   -45.53%  2.56%     N/A
----------------------------------------------------------------

* The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

 99      00       01     02     03      04      05       06       07      08
----    ----     ----   ----   ----    ----    ----     ----     ----    ----
58.83  -22.99  -17.30  -4.19   43.46   24.27   20.84   27.04    18.13  -48.85



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70%, 4th quarter, 1999; and Worst quarter was down -27.30%, 3rd quarter, 2008.

AllianceBernstein VPS Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2008, there were approximately 4,800 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.8 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings are not fully reflected in current market valuations.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies.

PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                              1 Year   5 Years 10 Years
-------------------------------------------------------
Portfolio                     -45.54%  -3.68%   -2.11%
-------------------------------------------------------
Russell 2000(R) Growth Index  -38.54%  -2.35%   -0.76%
-------------------------------------------------------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
17.08  -6.09 -12.75  -31.77  48.90   14.55   5.24    10.69    14.08  -45.54



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.28%, 4th quarter, 2001; and Worst quarter was down -29.52%, 4th quarter, 2008.

AllianceBernstein VPS Real Estate Investment Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operations companies, or REOCs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS


..Market Risk            .Prepayment Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                               1 Year  5 Years 10 Years
-------------------------------------------------------
Portfolio                      -35.68%  2.40%   7.92%
-------------------------------------------------------
FTSE NAREIT Equity REIT Index  -37.73%  0.91%   7.42%
-------------------------------------------------------

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
-5.11  26.69  10.79   2.60   39.30   35.63   11.67   35.23   -14.53  -35.68



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.79%, 4th quarter, 2004; and Worst quarter was down -36.87%, 4th quarter, 2008.

AllianceBernstein VPS International Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its larger internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Portfolio does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. A security will generally be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Derivatives Risk

..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                           Since
                         1 Year  5 Years Inception*
---------------------------------------------------
Portfolio                -53.18% -0.38%    3.76%
---------------------------------------------------
MSCI EAFE Index (Net)**  -43.38%  1.66%    0.95%
------------------------ ------- ------- ----------

* Since Inception return information is from May 10, 2001.

**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                               Calendar Year End (%)

                                    [CHART]

 98      99      00      01      02      03      04      05      06      07
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     n/a     n/a     n/a    -5.20   44.40   25.10   16.90   35.40   5.84

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 23.95%, 2nd quarter, 2003; and Worst quarter was down -28.76%, 4th quarter, 2008.

AllianceBernstein VPS Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2008, there were approximately 2,505 small- to mid-capitalization companies, representing a market capitalization range from nearly $167 million to approximately $6.8 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Capitalization Risk       .Derivatives Risk

..Non-U.S. (Foreign) Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                               Since
                             1 Year  5 Years Inception*
-------------------------------------------------------
Portfolio                    -35.58% -0.89%    4.65%
-------------------------------------------------------
Russell 2500(R) Value Index  -31.99% -0.15%    4.15%
-------------------------------------------------------
Russell 2500(R) Index        -36.79% -0.98%    1.80%
-------------------------------------------------------

* Since Inception return information is from May 2, 2001.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                               Calendar Year End (%)

  99      00      01      02      03      04      05     06      07      08
-----   -----   -----   -----   -----   -----   -----  -----   -----   -----
 n/a     n/a     n/a    -6.20   41.26   19.30   6.91   14.42    1.71  -35.58



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.35%, 2nd quarter, 2003; and Worst quarter was down -26.95%, 4th quarter, 2008.

AllianceBernstein VPS Money Market Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolio is a "money market fund" that seeks to maintain a stable NAV of $1.00 per share although there is no guarantee that the Portfolio will maintain an NAV of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio may invest in:

.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors (the "Board").

The Board has approved the participation by the Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was extended to April 30, 2009. The term of the Program was recently further extended to September 18, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio "breaks the buck", meaning that the stable NAV of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Portfolio's shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Portfolio is required to pay a fee to the Treasury for its participation in the Program based on the Portfolio's aggregate NAV on September 19, 2008. The fee for the Portfolio's continued participation in the program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its continued participation in the Program until April 30, 2009 of 0.015% both of which were based on the Portfolio's aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Portfolio's asset base over the entire extended Program term.

PRINCIPAL RISKS


..Interest Rate Risk   .Non-U.S. (Foreign) Risk

..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                              Since
             1 Year 5 Years Inception*
--------------------------------------
Portfolio    1.64%   2.44%    2.59%
--------------------------------------

*Since Inception return information is from June 16, 1999.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-9513 or your financial intermediary.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06     07      08
------  ------  ------  ------  ------  ------  ------  -----  ------  ------
 n/a     5.64    3.32    0.85    0.28    0.46    2.10    3.96   4.08    1.64



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.45%, 3rd quarter, 2000; and Worst quarter was up 0.04%, 4th quarter, 2003.

AllianceBernstein VPS Large Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.02 billion to approximately $421.80 billion as of December 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily upon the fundamental research and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS


..Market Risk   .Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                                Since
                              1 Year  5 Years Inception*
--------------------------------------------------------
Portfolio                     -39.82% -3.31%    -5.93%
--------------------------------------------------------
Russell 1000(R) Growth Index  -38.44% -3.42%    -5.81%
--------------------------------------------------------
S&P 500 Index                 -37.00% -2.19%    -2.85%
--------------------------------------------------------

*Since Inception return information is from July 14, 1999.

BAR CHART
--------------------------------------------------------------------------------

                                     [CHART]

                                   Calendar Year End (%)

    99      00      01      02      03      04      05      06      07      08
  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   n/a    -16.78  -17.40  -30.84   23.37   8.34    14.88   -0.68   13.61  -39.82



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.73%, 4th quarter, 2001; and Worst quarter was down -19.87%, 4th quarter, 2008.

AllianceBernstein VPS Growth and Income Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is an attractive stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                               Since
                             1 Year  5 Years Inception*
-------------------------------------------------------
Portfolio                    -40.69% -3.28%    0.08%
-------------------------------------------------------
Russell 1000(R) Value Index  -36.85% -0.79%    0.51%
-------------------------------------------------------

*Since Inception return information is from June 1, 1999.

BAR CHART
--------------------------------------------------------------------------------

                                [BAR CHART]

                            Calendar Year End (%)

   99     00     01     02     03     04     05      06     07      08
 -----  -----  -----  -----  -----  -----  -----   -----  ------  ------
  n/a   13.60  0.15  -22.26  32.18  11.22   4.60   16.98   4.86   -40.69


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 17.52%, 2nd quarter, 2003; and Worst quarter was down -20.14%, 4th quarter, 2008.

AllianceBernstein VPS Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's U.S. Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies.

PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                                  Since
                                1 Year  5 Years Inception*
----------------------------------------------------------
Portfolio                       -42.55% -3.96%    -4.87%
----------------------------------------------------------
Russell 1000(R) Growth Index**  -38.44% -3.42%    -4.67%
----------------------------------------------------------
Russell 3000(R) Growth Index    -38.44% -3.33%    -4.43%
----------------------------------------------------------

* Since Inception return information is from June 1, 1999.

**The Portfolio's broad-based index used for comparison purposes has been changed from the Russell 3000(R) Growth Index to the Russell 1000(R) Growth Index because the new index more closely reflects the Portfolio's anticipated risk and return patterns.
BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05      06     07       08
-----  -----  -----  -----  -----  -----  -----   -----   -----   ------
 n/a  -17.75 -23.65 -28.26  34.70  14.53  11.64   -1.24   12.66   -42.55



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.33%, 4th quarter, 2001; and Worst quarter was down -23.13%, 1st quarter, 2001.

AllianceBernstein VPS Global Thematic Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into our broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Portfolio's investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

Effective May 1, 2009, the Portfolio changed its name from AllianceBernstein Global Technology Portfolio to AllianceBernstein Global Thematic Growth Portfolio, eliminated its policy to invest at least 80% of its assets in companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements, and adopted its current investment strategy. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                                           Since
                                         1 Year  5 Years Inception*
            -------------------------------------------------------
            Portfolio                    -47.46% -5.75%    -6.85%
            -------------------------------------------------------
            MSCI AC World Index (Net)**  -42.19% -0.06%    -1.14%
            -------------------------------------------------------
            MSCI World Index (Net)**     -40.71% -0.51%    -1.51%
            -------------------------------------------------------

* Since Inception return information is from September 22, 1999.

**The MSCI AC World Index (Net) and the MSCI World Index (Net) reflect no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes. The Portfolio's broad-based index used for comparison purposes has changed from the MSCI World Index (Net) to the MSCI AC World Index (Net) because the new index more closely resembles its investments.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                              Calendar Year End (%)

 99     00     01     02     03     04     05       06       07       08
-----  -----  -----  -----  -----  -----  -----   ------   ------   ------
 n/a  -21.67 -25.45 -41.81  43.79   5.09   3.65    8.38     19.89   -47.46


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.19%, 4th quarter, 2001; and Worst quarter was down -35.23%, 3rd quarter, 2001.

AllianceBernstein VPS Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Additionally, Bernstein monitors a number of quantitative valuation metrics as well as relative return trends. The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk     .Non-U.S. (Foreign) Risk

..Currency Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)

                                                Since
                              1 Year  5 Years Inception*
--------------------------------------------------------
Portfolio                     -41.01% -3.93%    -1.06%
--------------------------------------------------------
Russell 1000(TM) Value Index  -36.85% -0.79%     0.00%
--------------------------------------------------------

*Since Inception return information is from May 1, 2001.

BAR CHART
--------------------------------------------------------------------------------

                             Calendar Year End (%)

                                    [CHART]

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a    -12.95   28.46  13.37    5.48   21.03   -4.16   -41.01


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.25%, 2nd quarter, 2003; and Worst quarter was down -22.07%, 4th quarter, 2008.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase of the security, which may affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

CAPITALIZATION RISK
This is the risk of investments in small- and mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

NON-U.S. (FOREIGN) RISK
A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.

CURRENCY RISK
This is the risk that changes in non-U.S. (foreign) currency rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) or other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK
The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's NAV.

DERIVATIVES RISK
This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivative-based securities and privately-issued mortgage- related securities and other asset-backed securities, which do not have a government or government sponsored entity guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there is no guarantee that its techniques will produce the intended results.

-------------------------------------------------------------------------------------------------------------
                                                                                                    Non-U.S.
                                                    Market Interest  Credit  Industry/  Capitaliza- (Foreign)
Portfolio                                            Risk  Rate Risk  Risk  Sector Risk  tion Risk    Risk
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio            .        .       .         .                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio      .                                      .          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio          .                                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio    .        .       .         .                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio       .                                                 .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio       .                                      .          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                       .       .                                .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio         .                          .                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                    .                                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio    .                                      .          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                     .                                                 .
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                    Emerging           Pre-    Focused
                                                     Market  Currency payment Portfolio Derivatives  Manage-
Portfolio                                             Risk     Risk    Risk     Risk       Risk     ment Risk
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                      .                                       .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio       .        .                                       .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                                                            .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio              .        .                              .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio        .        .                            .          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap Value Portfolio                .                            .          .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                                                .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                                      .                     .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                   .                                       .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                      .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio     .        .                                       .
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                               .                            .          .
-------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees (in the case of Class B shares) and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   AllianceBernstein VPS Utility Income Portfolio
                   Operating Expenses*
                   -----------------------------------------------
                   Management Fees                         .55%
                   -----------------------------------------------
                   Other Expenses                          .73%
                   -----------------------------------------------
                   Total Portfolio Operating Expenses     1.28%
                   -----------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $130
                             ----------------------
                             After 3 years     $406
                             ----------------------
                             After 5 years     $702
                             ----------------------
                             After 10 years  $1,545
                             ----------------------

                   AllianceBernstein VPS International Growth Portfolio
                   Operating Expenses*
                   -----------------------------------------------------
                   Management Fees                            .75%
                   -----------------------------------------------------
                   Other Expenses                             .35%
                   -----------------------------------------------------
                   Total Portfolio Operating Expenses        1.10%
                   -----------------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $112
                             ----------------------
                             After 3 years     $350
                             ----------------------
                             After 5 years     $606
                             ----------------------
                             After 10 years  $1,340
                             ----------------------

                   AllianceBernstein VPS Small Cap Growth Portfolio
                   Operating Expenses*
                   -------------------------------------------------
                   Management Fees                          .75%
                   -------------------------------------------------
                   Other Expenses                          1.05%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses      1.80%
                   -------------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $183
                             ----------------------
                             After 3 years     $566
                             ----------------------
                             After 5 years     $975
                             ----------------------
                             After 10 years  $2,116
                             ----------------------

                   AllianceBernstein VPS Real Estate Investment Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                              .55%
                   -------------------------------------------------------
                   Other Expenses                               .90%
                   -------------------------------------------------------
                   Total Portfolio Operating Expenses          1.45%
                   -------------------------------------------------------

                   Examples
                   -------------------------------------------------------
                   After 1 year                                 $148
                   -------------------------------------------------------
                   After 3 years                                $459
                   -------------------------------------------------------
                   After 5 years                                $792
                   -------------------------------------------------------
                   After 10 years                             $1,735
                   -------------------------------------------------------

                   AllianceBernstein VPS International Value Portfolio
                   Operating Expenses
                   ----------------------------------------------------
                   Management Fees                            .75%
                   ----------------------------------------------------
                   Other Expenses                             .06%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses         .81%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                $83
                   ----------------------------------------------------
                   After 3 years                              $259
                   ----------------------------------------------------
                   After 5 years                              $450
                   ----------------------------------------------------
                   After 10 years                           $1,002
                   ----------------------------------------------------

                   AllianceBernstein VPS Small/Mid Cap Value Portfolio
                   Operating Expenses
                   ----------------------------------------------------
                   Management Fees                            .75%
                   ----------------------------------------------------
                   Other Expenses                             .11%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses         .86%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                $88
                   ----------------------------------------------------
                   After 3 years                              $274
                   ----------------------------------------------------
                   After 5 years                              $477
                   ----------------------------------------------------
                   After 10 years                           $1,061
                   ----------------------------------------------------

                   AllianceBernstein VPS Money Market Portfolio
                   Operating Expenses
                   ---------------------------------------------
                   Management Fees                        .45%
                   ---------------------------------------------
                   Distribution (12b-1) Fees              .25%
                   ---------------------------------------------
                   Other Expenses                         .50%
                   ---------------------------------------------
                   Total Portfolio Operating Expenses    1.20%
                   ---------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $122
                             ----------------------
                             After 3 years     $381
                             ----------------------
                             After 5 years     $660
                             ----------------------
                             After 10 years  $1,455
                             ----------------------

                   AllianceBernstein VPS Large Cap Growth Portfolio
                   Operating Expenses
                   -------------------------------------------------
                   Management Fees                          .75%
                   -------------------------------------------------
                   Distribution (12b-1) Fees                .25%
                   -------------------------------------------------
                   Other Expenses                           .09%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses      1.09%
                   -------------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $111
                             ----------------------
                             After 3 years     $347
                             ----------------------
                             After 5 years     $601
                             ----------------------
                             After 10 years  $1,329
                             ----------------------

                    AllianceBernstein VPS Growth and Income Portfolio
                    Operating Expenses
                    --------------------------------------------------
                    Management Fees                          .55%
                    --------------------------------------------------
                    Distribution (12b-1) Fees                .25%
                    --------------------------------------------------
                    Other Expenses                           .07%
                    --------------------------------------------------
                    Total Portfolio Operating Expenses       .87%
                    --------------------------------------------------

                             Examples
                             ----------------------
                             After 1 year       $89
                             ----------------------
                             After 3 years     $278
                             ----------------------
                             After 5 years     $482
                             ----------------------
                             After 10 years  $1,073
                             ----------------------

                   AllianceBernstein VPS Growth Portfolio
                   Operating Expenses*
                   -----------------------------------------
                   Management Fees                      .75%
                   -----------------------------------------
                   Distribution (12b-1) Fees            .25%
                   -----------------------------------------
                   Other Expenses                       .31%
                   -----------------------------------------
                   Total Portfolio Operating Expenses  1.31%
                   -----------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $133
                             ----------------------
                             After 3 years     $415
                             ----------------------
                             After 5 years     $718
                             ----------------------
                             After 10 years  $1,579
                             ----------------------

                   AllianceBernstein VPS Global Thematic Growth Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                             .75%
                   -------------------------------------------------------
                   Distribution (12b-1) Fees                   .25%
                   -------------------------------------------------------
                   Other Expenses                              .29%
                   -------------------------------------------------------
                   Total Portfolio Operating Expenses         1.29%
                   -------------------------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $131
                             ----------------------
                             After 3 years     $409
                             ----------------------
                             After 5 years     $708
                             ----------------------
                             After 10 years  $1,556
                             ----------------------

                    AllianceBernstein VPS Value Portfolio
                    Operating Expenses*
                    ----------------------------------------
                    Management Fees                     .55%
                    ----------------------------------------
                    Distribution (12b-1) Fees           .25%
                    ----------------------------------------
                    Other Expenses                      .19%
                    ----------------------------------------
                    Total Portfolio Operating Expenses  .99%
                    ----------------------------------------

                             Examples
                             ----------------------
                             After 1 year      $101
                             ----------------------
                             After 3 years     $315
                             ----------------------
                             After 5 years     $547
                             ----------------------
                             After 10 years  $1,213
                             ----------------------

* The expense information in the table has been restated to reflect current expenses (i.e., annualized fiscal year to date expenses as of February 28, 2009) based on lower assets under management. The expense information differs from the expense information included in the Financial Highlights section on pages 56 - 62, which is based on amounts incurred and higher average net assets during the fiscal year ended December 31, 2008. Actual expenses may be higher or lower than those shown.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Securities and Exchange Commission ("SEC") Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including the Portfolios.

  Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $700,000. In 2008, ABI paid additional payments of approximately $700,000 for the Portfolios.

  If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

  Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolios, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Genworth Financial
  ING
  Lincoln Financial Distributors
  Merrill Lynch
  Pacific Life Insurance Company
  Phoenix Life Insurance Company
  Prudential Financial
  RiverSource Distributors
  Sun Life Financial
  Transamerica Capital

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the

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Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms

                                                                             35

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 and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by a Portfolio.

                                                                             37

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MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against

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


   fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

 - Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for full payment of the obligation. If the reference obligation is a defaulted security, physical delivery will cause a Portfolio to hold a defaulted security. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

                                                                             39

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 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  Other Derivatives and Strategies.

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

   A Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt,

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   preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

CONVERTIBLE SECURITIES
Convertible securities include bonds, debentures, corporate notes and preferred stock, which are convertible at a stated exchange rate into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

                                                                             41

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When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Commission Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN OTHER INVESTMENT COMPANIES
A Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accel-erate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Portfolio does not intend to invest in residual interests.

OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. RIETs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry

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


in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

ADDITIONAL RISK CONSIDERATIONS FOR INVESTMENTS IN THE UTILITY INDUSTRY
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference be-tween the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES
A Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic

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interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

NON-U.S. (FOREIGN) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

NON-U.S. (FOREIGN) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

FIXED-INCOME SECURITIES
The value of a Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

BORROWINGS AND LEVERAGE
Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreement, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the NAV of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

UNRATED SECURITIES
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

SOVEREIGN DEBT OBLIGATIONS
No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
A Portfolio may invest in smaller, less-seasoned companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2008, totaling more than $462 billion (of which over $65 billion represented assets of investment companies). As of December 31, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 36 registered investment companies managed by the Adviser, comprising 103 separate investment portfolios, with approximately 4.0 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2008, each of the Portfolios paid the Adviser as a percentage of average daily net assets:

                                                      Fee as a percentage of
 Portfolio                                           average daily net assets*
 -----------------------------------------------------------------------------
 AllianceBernstein Utility Income Portfolio                     .55%
 AllianceBernstein International Growth Portfolio               .75%
 AllianceBernstein Small Cap Growth Portfolio                   .75%
 AllianceBernstein Real Estate Investment Portfolio             .55%
 AllianceBernstein International Value Portfolio                .75%
 AllianceBernstein Small/Mid Cap Value Portfolio                .75%
 AllianceBernstein Money Market Portfolio                       .45%
 AllianceBernstein Large Cap Growth Portfolio                   .75%
 AllianceBernstein Growth and Income Portfolio                  .55%
 AllianceBernstein Growth Portfolio                             .75%
 AllianceBernstein Global Thematic Growth Portfolio             .75%
 AllianceBernstein Value Portfolio                              .55%

*See "Fees and Expenses of the Portfolios" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders (in the case of AllianceBernstein Money Market Portfolio) or in the Portfolio's semi-annual report to shareholders (in the case of each other Portfolio).

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since
2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

The day-to-day management of, and investment decisions for, the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2004. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's industry focused equity analysts in the U.S. and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                   Principal Occupation During
Employee; Year; Title                                the Past Five (5) Years
----------------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice  Senior Vice President of the Adviser, with
President of the Adviser                   which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2004.

Frank V. Caruso; since December 2008;      (see above)
Senior Vice President of the Adviser

Lisa A. Shalett; since December 2008;      Executive Vice President of the Adviser,
Executive Vice President of the Adviser    with which she has been associated in a
                                           substantially similar capacity to her
                                           current position since prior to 2004. In
                                           February 2007, she joined the
                                           management team of Alliance Growth
                                           Equities as the Global Research Director
                                           and was named Global Head of Growth
                                           Equities in January 2008. For the four
                                           years prior, Ms. Shalett was Chair and
                                           Chief Executive Officer of Sanford C.
                                           Bernstein LLC, the firm's institutional
                                           research brokerage business.

P. Scott Wallace; since December 2008;     Senior Vice President of the Adviser, with
Senior Vice President of the Adviser       which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2004.

Vadim Zlotnikov; since December 2008;      Executive Vice President of the Adviser,
Executive Vice President of the Adviser    and Chief Investment Officer of Growth
                                           Equities and Head of Growth Portfolio
                                           Analytics since January 2008. Prior thereto,
                                           he was the Chief Investment Strategist
                                           for Sanford C. Bernstein's institutional
                                           research unit since prior to 2004.

The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Portfolio's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                  Principal Occupation During
Employee; Year; Title                              the Past Five (5) Years
---------------------------------------------------------------------------------------
Catherine D. Wood; since May 2009;       Senior Vice President of the Adviser, with
Senior Vice President of the Adviser     which she has been associated in a
                                         substantially similar capacity to her current
                                         position since prior to 2004. Ms. Wood is
                                         also the Chief Investment Officer of
                                         Strategic Research.

Stephen Tong; since May 2009; Senior     Associate Director of Global Growth
Vice President of the Adviser            Research of the Adviser since December
                                         2007. Prior thereto, he was Chief Executive
                                         Officer of AllianceBernstein Japan from
                                         March 2007 until December 2007. Prior
                                         thereto, he was Director of Japan Growth
                                         Research for AllianceBernstein Japan since
                                         prior to 2004.

Amy P. Raskin; since May 2009; Senior    Senior Vice President of the Adviser, with
Vice President of the Adviser            which she has been associated in a
                                         substantially similar capacity to her current
                                         position since prior to 2004. She is also
                                         Director of Research on Strategic Change
                                         since 2006 and Director of Early Stage
                                         Growth Unit since 2008.

Joseph G. Carson; since May 2009;        Senior Vice President of the Adviser, with
Senior Vice President of the Adviser     which he has been associated in a
                                         substantially similar capacity to his current
                                         position since prior to 2004 and Director
                                         of Global Economic Research on Fixed-
                                         Income.

Lisa A. Shalett; since May 2009;         (see above)
Executive Vice President of the Adviser

Vadim Zlotnikov; since May 2009;         (see above)
Executive Vice President of the Adviser

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to his/her respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's International Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the members of the International Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

Employee; Year; Title;                            Principal Occupation During
Underlying Investment Team                          the Past Five (5) Years
-------------------------------------------------------------------------------------
Gregory Eckersley; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Robert W. Scheetz; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Christopher M. Toub; since 2005;            Executive Vice President of the Adviser,
Executive Vice President of the Adviser     with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

The management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Investment Policy Groups or Investment Teams, as applicable, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

            Portfolio and                                                             Principal Occupation
          Responsible Group                    Employee; Year; Title             During the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market         Raymond J. Papera; since 1997; Senior  Senior Vice President of the Adviser,
Portfolio                              Vice President of the Adviser          with which he has been associated in
Money Market Investment Team                                                  a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       Maria R. Cona; since 2005; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which she has been associated in a
                                                                              substantially similar capacity to her
                                                                              current position since prior to 2004.

AllianceBernstein Small Cap Growth     Bruce K. Aronow; since 2000; Senior    Senior Vice President of the Adviser,
Portfolio                              Vice President of the Adviser and      with which he has been associated in
Small Cap Growth Investment Team       Small Cap Growth Team Leader           a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       N. Kumar Kirpalani; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       Samantha S. Lau; since 2005; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which she has been associated in
                                                                              a substantially similar capacity to
                                                                              her current position since prior to
                                                                              2004.

                                       Wen-Tse Tseng; since 2006; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              March 2006. Prior thereto, he was the
                                                                              healthcare-sector portfolio manager
                                                                              for the small-cap growth team at
                                                                              William D. Witter from September 2003
                                                                              to February 2006. He also worked at
                                                                              Weiss, Peck & Greer, managing the
                                                                              healthcare-sector with the same team
                                                                              with which he worked at William D.
                                                                              Witter, from April 2002 to August
                                                                              2003.

AllianceBernstein Real Estate          Joseph G. Paul; since 2004; Senior     Senior Vice President of the Adviser,
Investment Portfolio                   Vice President of the Adviser          with which he has been associated
REIT Investment Policy Group                                                  since prior to 2004. He is also
                                                                              currently the Global Head of
                                                                              Diversified Value. Previously, he was
                                                                              Chief Investment Officer of Small-
                                                                              and Mid-Capitalization Value Equities
                                                                              from July 2002 until January 2009 and
                                                                              Co-Chief Investment Officer of Global
                                                                              Real Estate Investments from July
                                                                              2004 until January 2009.

                                       Teresa Marziano; since 2004; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which she has been associated in
                                       Chief Investment Officer of Global     a substantially similar capacity to
                                       Real Estate Investments                her current position since prior to
                                                                              2004 and Chief Investment Officer of
                                                                              Global Real Estate Investments since
                                                                              July 2004. Prior thereto, she was
                                                                              Co-Chief Investment Officer of Global
                                                                              Real Estate Investments since July
                                                                              2004 and a Senior Analyst of
                                                                              investment research at Sanford C.
                                                                              Bernstein & Co., Inc. ("SCB") since
                                                                              prior to 2004.


            Portfolio and                                                             Principal Occupation
          Responsible Group                    Employee; Year; Title             During the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value  Joseph G Paul; since 2009; (see above) (see above)
Portfolio
International Value Investment Policy
Group

                                       Sharon E. Fay; since 2005; Executive   Executive Vice President and Chief
                                       Vice President of the Adviser and      Investment Officer of Global Value
                                       Chief Investment Officer of Global     Equities and of UK and European Value
                                       Value Equities                         Equities at the Adviser since prior
                                                                              to 2004 and the head of Value
                                                                              Equities at SCB. She has chaired the
                                                                              Global Value Investment Policy Groups
                                                                              since prior to 2004.

                                       Kevin F. Simms; since inception;       Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser,  with which he has been associated in
                                       Co-Chief Investment Officer of         a substantially similar capacity to
                                       International Value Equities, and      his current position since prior to
                                       Director of Research for               2004 and Co-Chief Investment Officer
                                       International Value and Global Value   of International Value Equities at
                                       Equities                               the Adviser since 2003. He is also
                                                                              Director of Research for
                                                                              International Value and Global Value
                                                                              Equities at the Adviser since prior
                                                                              to 2004.

                                       Henry S. D'Auria; since 2003; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser, Chief   with which he has been associated in
                                       Investment Officer of Emerging         a substantially similar capacity to
                                       Markets Value Equities, and Co-Chief   his current position since prior to
                                       Investment Officer of International    2004, Chief Investment Officer of
                                       Value Equities                         Emerging Markets Value Equities since
                                                                              2002 and Co-Chief Investment Officer
                                                                              of International Value Equities of
                                                                              the Adviser since June 2003.

                                       Eric J. Franco; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

AllianceBernstein Small/ Mid Cap       Joseph G. Paul; since 2002; (see       (see above)
Value Portfolio                        above)
Small/Mid Cap Value Investment Policy
Group

                                       James W. MacGregor; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                       and Director of Research--Small- and   a substantially similar capacity to
                                       Mid-Cap Value Equities                 his current position since prior to
                                                                              2004. He is also currently Director
                                                                              of Research--Small- and Mid-Cap Value
                                                                              Equities.

                                       Andrew J. Weiner; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated in
                                       Senior Research Analyst                a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004. He is also a Senior Research
                                                                              Analyst.

AllianceBernstein Value Portfolio      Marilyn G. Fedak; since inception;     Vice Chairman of Investment Services
North American Investment Policy Group Vice Chairman of Investment Services   since January 2009. Prior thereto,
                                                                              Executive Vice President of the
                                                                              Adviser. Head of Value Equities
                                                                              Business at SCB and Co-Chief
                                                                              Investment Officer of U.S. Value
                                                                              Equities since prior to 2004.

                                       John Mahedy; since 2005; Senior Vice   Senior Vice President of the Adviser,
                                       President of the Adviser, Chief        with which he has been associated in
                                       Investment Officer of U.S. Large Cap   a substantially similar capacity to
                                       Value and North American Value         his current position since prior to
                                       Equities                               2004, Chief Investment Officer of
                                                                              U.S. Large Cap Value and North
                                                                              American Value Equities since 2003
                                                                              and Director of Research--U.S. Value
                                                                              Equities until 2008.

                                       Christopher W. Marx; since 2005;       Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       John D. Phillips; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       David Yuen; since May 2008; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated in
                                       Director of Research--U.S. Large Cap   a substantially similar capacity to
                                       Value Equities                         his current position since prior to
                                                                              2004. He is also Director of
                                                                              Research--U.S. Large Cap Value
                                                                              Equities.


            Portfolio and
             Responsible                                                              Principal Occupation
                Group                          Employee; Year; Title             During the Past Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth     James G. Reilly; since 2006;           Executive Vice President of the
Portfolio                              Executive Vice President of the        Adviser, with which he has been
U.S. Large Cap Growth Investment Team  Adviser                                associated in a substantially similar
                                                                              capacity to his current position
                                                                              since prior to 2004. Mr. Reilly has
                                                                              been a member of the U.S. Large Cap
                                                                              Growth Investment Team since 1988.

                                       David P. Handke, Jr.; since 2006;      Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004. Mr. Handke has been a member of
                                                                              the U.S. Large Cap Growth Investment
                                                                              Team since 1984.

                                       P. Scott Wallace; since 2006; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004. Mr. Wallace has been a member
                                                                              of the U.S. Large Cap Growth
                                                                              Investment Team since 2001.

                                       Michael J. Reilly; since 2006; Senior  Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004. Mr. Reilly has been a member of
                                                                              the U.S. Large Cap Growth Investment
                                                                              Team since 1992.

Additional information about the portfolio managers may be found in the Fund's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

FTSE NAREIT Equity REIT Index is an index of publicly traded REITs that own commercial property. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of January 2009, the MSCI AC World Index consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI EAFE (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI World Index is Morgan Stanley Capital International's market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Index measures the performance of the small-to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 3000(R) Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Utilities Index measures the performance of electric and utilities segment within the S&P 500 Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2008      2007       2006       2005      2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 29.73    $ 24.85   $ 20.64     $ 18.17  $ 14.95
                                                                       -------    -------   -------     -------  -------
Income From Investment Operations
Net investment income(a)                                                   .62        .65       .59         .53      .43(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (10.29)      4.85      4.20        2.35     3.13
Contribution from Adviser                                                  .02        -0-       -0-         -0-      -0-
                                                                       -------    -------   -------     -------  -------
Net increase (decrease) in net asset value from operations               (9.65)      5.50      4.79        2.88     3.56
                                                                       -------    -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.72)      (.60)     (.58)       (.41)    (.34)
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (2.96)      (.02)      -0-         -0-      -0-
                                                                       -------    -------   -------     -------  -------
Total dividends and distributions                                        (3.68)      (.62)     (.58)       (.41)    (.34)
                                                                       -------    -------   -------     -------  -------
Net asset value, end of period                                         $ 16.40    $ 29.73   $ 24.85     $ 20.64  $ 18.17
                                                                       =======    =======   =======     =======  =======
Total Return
Total investment return based on net asset value(c)                     (36.59)%*   22.35%*   23.76%      16.05%   24.33%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $30,475    $68,833   $65,490     $58,468  $52,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .98%       .90%      .95%(d)     .97%    1.08%
Expenses, before waivers and reimbursements                                .98%       .90%      .95%(d)     .97%    1.21%
Net investment income                                                     2.66%      2.39%     2.67%(d)    2.72%    2.69%(b)
Portfolio turnover rate                                                     38%        34%       48%         52%      48%
----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008        2007        2006       2005      2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.89    $  30.37     $ 24.27     $ 20.18  $ 16.28
                                                                       -------    --------     -------     -------  -------
Income From Investment Operations
Net investment income(a)                                                   .38         .20         .30         .25      .11(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (12.35)       5.16        6.18        3.94     3.83
Contribution from Adviser                                                  .00(e)      -0-         -0-         -0-      -0-
                                                                       -------    --------     -------     -------  -------
Net increase (decrease) in net asset value from operations              (11.97)       5.36        6.48        4.19     3.94
                                                                       -------    --------     -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                       -0-        (.56)       (.23)       (.10)    (.04)
Distributions from net realized gain on investment transactions           (.40)     (10.28)       (.15)        -0-      -0-
                                                                       -------    --------     -------     -------  -------
Total dividends and distributions                                         (.40)     (10.84)       (.38)       (.10)    (.04)
                                                                       -------    --------     -------     -------  -------
Net asset value, end of period                                         $ 12.52    $  24.89     $ 30.37     $ 24.27  $ 20.18
                                                                       =======    ========     =======     =======  =======
Total Return
Total investment return based on net asset value(c)                     (48.85)%*    18.13%      27.04%      20.84%   24.27%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $80,458    $165,642     $81,655     $58,438  $41,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .98%       1.21%(d)    1.23%(d)    1.41%    1.65%
Expenses, before waivers and reimbursements                                .98%       1.21%(d)    1.23%(d)    1.41%    1.81%
Net investment income                                                     1.93%        .66%(d)    1.11%(d)    1.16%     .65%(b)
Portfolio turnover rate                                                     90%        126%         74%         43%      60%
-------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008      2007        2006       2005        2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.48    $ 13.57   $ 12.26      $ 11.65   $ 10.17
                                                                       -------    -------   -------      -------   -------
Income From Investment Operations
Net investment loss(a)                                                    (.13)      (.12)     (.12)        (.11)     (.10)(b)
Net realized and unrealized gain (loss) on investment transactions       (6.92)      2.03      1.43          .72      1.58
Contribution from Adviser                                                  .00(e)     -0-       -0-          -0-       -0-
                                                                       -------    -------   -------      -------   -------
Net increase (decrease) in net asset value from operations               (7.05)      1.91      1.31          .61      1.48
                                                                       -------    -------   -------      -------   -------
Net asset value, end of period                                         $  8.43    $ 15.48   $ 13.57      $ 12.26   $ 11.65
                                                                       =======    =======   =======      =======   =======
Total Return
Total investment return based on net asset value(c)                     (45.54)%*   14.08%    10.69%        5.24%    14.55%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $18,003    $39,867   $48,498      $49,453   $61,661
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.32%      1.20%     1.16%(d)     1.18%     1.14%
Expenses, before waivers and reimbursements                               1.32%      1.20%     1.16%(d)     1.18%     1.30%
Net investment loss                                                      (1.02)%     (.81)%    (.90)%(d)    (.93)%    (.93)%(b)
Portfolio turnover rate                                                    129%        88%       76%          90%       92%
-------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2008      2007       2006       2005      2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.23   $ 22.83   $ 19.98     $ 20.66  $ 15.62
                                                                       -------   -------   -------     -------  -------
Income From Investment Operations
Net investment income(a)                                                   .26       .22       .29         .32      .39(b)
Net realized and unrealized gain (loss) on investment transactions       (4.38)    (2.91)     6.02        1.84     5.05
                                                                       -------   -------   -------     -------  -------
Net increase (decrease) in net asset value from operations               (4.12)    (2.69)     6.31        2.16     5.44
                                                                       -------   -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.26)     (.30)     (.47)       (.68)    (.40)
Distributions from net realized and unrealized gain (loss) on
 investment transactions                                                 (3.99)    (3.61)    (2.99)      (2.16)     -0-
                                                                       -------   -------   -------     -------  -------
Total dividends and distributions                                        (4.25)    (3.91)    (3.46)      (2.84)    (.40)
                                                                       -------   -------   -------     -------  -------
Net asset value, end of period                                         $  7.86   $ 16.23   $ 22.83     $ 19.98  $ 20.66
                                                                       =======   =======   =======     =======  =======
Total Return
Total investment return based on net asset value(c)                     (35.68)%  (14.53)%   35.22%      11.67%   35.63%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $24,082   $50,015   $80,317     $67,161  $88,441
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.01%      .85%      .83%(d)     .83%     .77%
Expenses, before waivers and reimbursements                               1.01%      .85%      .83%(d)     .83%     .99%
Net investment income                                                     2.13%     1.09%     1.33%(d)    1.64%    2.26%(b)
Portfolio turnover rate                                                     46%       51%       47%         46%      35%
---------------------------------------------------------------------------------------------------------------------------

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008      2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  25.14   $  24.96  $  19.07     $ 16.70     $ 13.45
                                                                       --------   --------  --------     -------     -------
Income From Investment Operations
Net investment income(a)                                                    .54        .43       .38         .26(b)      .20(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (13.15)      1.07      6.21        2.49        3.16
                                                                       --------   --------  --------     -------     -------
Net increase (decrease) in net asset value from operations               (12.61)      1.50      6.59        2.75        3.36
                                                                       --------   --------  --------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.23)      (.31)     (.30)       (.10)       (.08)
Distributions from net realized gain on investment transactions           (1.25)     (1.01)     (.40)       (.28)       (.03)
                                                                       --------   --------  --------     -------     -------
Total dividends and distributions                                         (1.48)     (1.32)     (.70)       (.38)       (.11)
                                                                       --------   --------  --------     -------     -------
Net asset value, end of period                                         $  11.05   $  25.14  $  24.96     $ 19.07     $ 16.70
                                                                       ========   ========  ========     =======     =======
Total Return
Total investment return based on net asset value(c)                      (53.18)%     5.84%    35.36%      16.92%      25.12%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $155,183   $219,691  $129,837     $56,692     $47,095
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .81%       .81%      .85%(d)     .86%        .95%
Expenses, before waivers and reimbursements                                 .81%       .81%      .85%(d)     .87%       1.13%
Net investment income                                                      2.98%      1.68%     1.75%(d)    1.54%(b)    1.42%(b)
Portfolio turnover rate                                                      36%        23%       25%         18%         23%
--------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                         2008      2007        2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.11   $  18.08  $  17.06     $  16.84     $  14.49
                                                                       -------   --------  --------     --------     --------
Income From Investment Operations
Net investment income(a)                                                   .13        .11       .20          .09(b)       .14(b)
Net realized and unrealized gain (loss) on investment transactions       (5.63)       .36      2.14         1.02         2.60
                                                                       -------   --------  --------     --------     --------
Net increase (decrease) in net asset value from operations               (5.50)       .47      2.34         1.11         2.74
                                                                       -------   --------  --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                                      (.11)      (.17)     (.08)        (.13)        (.03)
Distributions from net realized gain on investment transactions           1.58      (1.27)    (1.24)        (.76)        (.36)
                                                                       -------   --------  --------     --------     --------
Total dividends and distributions                                        (1.69)     (1.44)    (1.32)        (.89)        (.39)
                                                                       -------   --------  --------     --------     --------
Net asset value, end of period                                         $  9.92   $  17.11  $  18.08     $  17.06     $  16.84
                                                                       =======   ========  ========     ========     ========
Total Return
Total investment return based on net asset value(c)                     (35.58)%     1.71%    14.42%        6.91%       19.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $99,957   $146,350  $159,804     $134,235     $118,981
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .86%       .83%      .86%(d)      .87%         .86%
Expenses, before waivers and reimbursements                                .86%       .83%      .86%(d)      .87%        1.09%
Net investment income                                                      .95%       .59%     1.15%(d)      .53%(b)      .96%(b)
Portfolio turnover rate                                                     49%        32%       46%          33%          30%
---------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2008     2007      2006       2005       2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       -------  -------  -------     -------  -------
Income From Investment Operations
Net investment income                                                      .02      .04      .04         .02      -0-(b)(e)
                                                                       -------  -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.02)    (.04)    (.04)       (.02)     -0-(e)
                                                                       -------  -------  -------     -------  -------
Net asset value, end of period                                         $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       =======  =======  =======     =======  =======
Total Return
Total investment return based on net asset value(c)                       1.64%    4.08%    3.96%       2.10%     .46%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $36,423  $23,846  $24,537     $25,778  $28,287
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.20%    1.24%    1.19%(d)    1.19%     .94%
Expenses, before waivers and reimbursements                               1.20%    1.24%    1.19%(d)    1.19%     .98%
Net investment income                                                     1.57%    4.00%    3.89%(d)    2.06%     .41%(b)
---------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                                2008        2007        2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.96    $  26.37   $  26.55      $  23.11   $  21.33
                                                             --------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(a)                                           (.02)       (.08)      (.09)         (.12)      (.08)(b)
Net realized and unrealized gain (loss) on investment
 transactions                                                  (11.91)       3.67       (.09)         3.56       1.86
                                                             --------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations     (11.93)       3.59       (.18)         3.44       1.78
                                                             --------    --------   --------      --------   --------
Net asset value, end of period                               $  18.03    $  29.96   $  26.37      $  26.55   $  23.11
                                                             ========    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)            (39.82)%*    13.61%*     (.68)%       14.89%      8.34%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $192,976    $393,537   $456,374      $624,453   $603,050
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                      1.09%       1.07%      1.08%(d)      1.06%      1.06%
Expenses, before waivers and reimbursements                      1.09%       1.07%      1.08%(d)      1.06%      1.24%
Net investment loss                                              (.08)%      (.27)%     (.37)%(d)     (.53)%     (.38)%(b)
Portfolio turnover rate                                            89%         92%        81%           54%        73%
--------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                                2008         2007           2006         2005          2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  26.55    $    26.93    $    24.65     $    23.87  $    21.62
                                                             --------    ----------    ----------     ----------  ----------
Income From Investment Operations
Net investment income(a)                                          .25           .32           .29            .25         .31(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (9.66)          .96          3.63            .83        2.10
Contribution from Adviser                                         .00(b)        .06           -0-            -0-         -0-
                                                             --------    ----------    ----------     ----------  ----------
Net increase (decrease) in net asset value from operations      (9.41)         1.34          3.92           1.08        2.41
                                                             --------    ----------    ----------     ----------  ----------
Less: Dividends and Distributions
Dividends from net investment income                             (.37)         (.34)         (.30)          (.30)       (.16)
Distributions from net realized gain on investment
 transactions                                                   (3.80)        (1.38)        (1.34)           -0-         -0-
                                                             --------    ----------    ----------     ----------  ----------
Total dividends and distributions                               (4.17)        (1.72)        (1.64)          (.30)       (.16)
                                                             --------    ----------    ----------     ----------  ----------
Net asset value, end of period                               $  12.97    $    26.55    $    26.93     $    24.65  $    23.87
                                                             ========    ==========    ==========     ==========  ==========
Total Return
Total investment return based on net asset value(c)            (40.69)%*       4.86%**      16.98%          4.60%      11.22%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $819,994    $1,758,210    $2,013,964     $2,073,693  $2,044,741
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                       .87%          .84%          .86%(d)        .85%        .85%
Expenses, before waivers and reimbursements                       .87%          .84%          .86%(d)        .85%        .90%
Net investment income                                            1.36%         1.18%         1.17%(d)       1.05%       1.39%(b)
Portfolio turnover rate                                           184%           74%           60%            72%         50%
--------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008       2007        2006         2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.42    $  19.90   $  20.15      $  18.05   $  15.76
                                                                       -------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(a)                                                    (.08)       (.10)      (.09)         (.12)      (.11)
Net realized and unrealized gain (loss) on investment transactions       (9.46)       2.62       (.16)         2.22       2.40
                                                                       -------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations               (9.54)       2.52       (.25)         2.10       2.29
                                                                       -------    --------   --------      --------   --------
Net asset value, end of period                                         $ 12.88    $  22.42   $  19.90      $  20.15   $  18.05
                                                                       =======    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)                     (42.55)%*    12.66%     (1.24)%       11.64%     14.53%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $53,248    $121,521   $131,337      $167,595   $152,899
Ratio to average net assets of:
Expenses                                                                  1.19%       1.15%      1.15%(d)      1.13%      1.13%
Net investment loss                                                       (.47)%      (.49)%     (.47)%(d)     (.68)%     (.68)%
Portfolio turnover rate                                                    103%         60%        55%           49%        56%
--------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein Global Thematic Growth Portfolio
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                2008       2007        2006         2005        2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 20.31    $  16.94   $  15.63      $  15.08   $  14.35
                                                             -------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(a)                                          (.04)       (.07)      (.09)         (.08)      (.07)(b)
Net realized and unrealized gain (loss) on investment
 transactions                                                  (9.60)       3.44       1.40           .63        .80
Contribution from Adviser                                        .00(e)      -0-        -0-           -0-        -0-
                                                             -------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations     (9.64)       3.37       1.31           .55        .73
                                                             -------    --------   --------      --------   --------
Net asset value, end of period                               $ 10.67    $  20.31   $  16.94      $  15.63   $  15.08
                                                             =======    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)           (47.46)%*    19.89%      8.38%         3.65%      5.09%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $84,880    $191,474   $177,350      $148,075   $164,721
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                     1.18%       1.17%      1.18%(d)      1.17%      1.13%
Expenses, before waivers and reimbursements                     1.18%       1.17%      1.18%(d)      1.17%      1.31%
Net investment loss                                             (.24)%      (.40)%     (.55)%(d)     (.57)%     (.47)%(b)
Portfolio turnover rate                                          141%        132%       117%           98%        86%
-------------------------------------------------------------------------------------------------------------------------

See footnotes on page 62.

AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                                2008        2007        2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.79    $  14.95   $  12.84     $  12.54     $  11.16
                                                             --------    --------   --------     --------     --------
Income From Investment Operations
Net investment income(a)                                          .24         .27        .22          .17(b)       .17(b)
Net realized and unrealized gain (loss) on investment
 transactions                                                   (5.58)       (.83)      2.40          .50         1.31
                                                             --------    --------   --------     --------     --------
Net increase (decrease) in net asset value from operations      (5.34)       (.56)      2.62          .67         1.48
                                                             --------    --------   --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                             (.24)       (.18)      (.13)        (.15)        (.10)
Distributions from net realized gain on investment
 transactions                                                    (.62)       (.42)      (.38)        (.22)         -0-
                                                             --------    --------   --------     --------     --------
Total dividends and distributions                                (.86)       (.60)      (.51)        (.37)        (.10)
                                                             --------    --------   --------     --------     --------
Net asset value, end of period                               $   7.59    $  13.79   $  14.95     $  12.84     $  12.54
                                                             ========    ========   ========     ========     ========
Total Return
Total investment return based on net asset value(c)            (41.01)%*    (4.16)%    21.03%        5.48%       13.37%


Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $197,080    $329,217   $308,635     $191,583     $151,793
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                       .92%        .90%       .94%(d)      .98%         .97%
Expenses, before waivers and reimbursements                       .92%        .90%       .94%(d)      .99%        1.15%
Net investment income                                            2.24%       1.82%      1.64%(d)     1.38%(b)     1.45%(b)
Portfolio turnover rate                                            33%         20%        17%          21%          27%
--------------------------------------------------------------------------------------------------------------------------

Footnotes:
(a)Based on average shares outstanding.

(b)Net of expenses reimbursed or waived by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amount is less than $0.005.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance as follows:

                                                    Year Ended December 31,
                                                    2008        2007
---------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio          0.55%       0.27%
AllianceBernstein International Growth Portfolio    0.01%           -
AllianceBernstein Small Cap Growth Portfolio        0.40%           -
AllianceBernstein Large Cap Growth Portfolio        2.10%       0.39%
AllianceBernstein Growth and Income Portfolio       0.46%           -
AllianceBernstein Growth Portfolio                  0.03%           -
AllianceBernstein Global Thematic Growth Portfolio  0.03%           -
AllianceBernstein Value Portfolio                   0.02%           -

**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance for the year ended December 31, 2007 by 0.19%.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  134.40    $10,365.60
   2             10,365.60      518.28    10,883.88     139.31     10,744.57
   3             10,744.57      537.23    11,281.79     144.41     11,137.39
   4             11,137.39      556.87    11,694.26     149.69     11,544.57
   5             11,544.57      577.23    12,121.80     155.16     11,966.64
   6             11,966.64      598.33    12,564.97     160.83     12,404.14
   7             12,404.14      620.21    13,024.35     166.71     12,857.64
   8             12,857.64      642.88    13,500.52     172.81     13,327.71
   9             13,327.71      666.39    13,994.10     179.12     13,814.97
   10            13,814.97      690.75    14,505.72     185.67     14,320.05
   --------------------------------------------------------------------------
   Cumulative                $5,908.17               $1,588.11

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  115.50    $10,384.50
   2             10,384.50      519.23    10,903.73     119.94     10,783.78
   3             10,783.78      539.19    11,322.97     124.55     11,198.42
   4             11,198.42      559.92    11,758.34     129.34     11,629.00
   5             11,629.00      581.45    12,210.45     134.31     12,076.13
   6             12,076.13      603.81    12,679.94     139.48     12,540.46
   7             12,540.46      627.02    13,167.49     144.84     13,022.64
   8             13,022.64      651.13    13,673.78     150.41     13,523.36
   9             13,523.36      676.17    14,199.53     156.19     14,043.34
   10            14,043.34      702.17    14,745.50     162.20     14,583.30
   --------------------------------------------------------------------------
   Cumulative                $5,960.09               $1,376.76

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  189.00    $10,311.00
   2             10,311.00      515.55    10,826.55     194.88     10,631.67
   3             10,631.67      531.58    11,163.26     200.94     10,962.32
   4             10,962.32      548.12    11,510.43     207.19     11,303.25
   5             11,303.25      565.16    11,868.41     213.63     11,654.78
   6             11,654.78      582.74    12,237.51     220.28     12,017.24
   7             12,017.24      600.86    12,618.10     227.13     12,390.98
   8             12,390.98      619.55    13,010.52     234.19     12,776.34
   9             12,776.34      638.82    13,415.15     241.47     13,173.68
   10            13,173.68      658.68    13,832.36     248.98     13,583.38
   --------------------------------------------------------------------------
   Cumulative                $5,761.06               $2,177.69

AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2             10,347.75      517.39    10,865.14     157.54     10,707.59
   3             10,707.59      535.38    11,242.97     163.02     11,079.95
   4             11,079.95      554.00    11,633.95     168.69     11,465.25
   5             11,465.25      573.26    12,038.52     174.56     11,863.96
   6             11,863.96      593.20    12,457.16     180.63     12,276.53
   7             12,276.53      613.83    12,890.35     186.91     12,703.44
   8             12,703.44      635.17    13,338.62     193.41     13,145.21
   9             13,145.21      657.26    13,802.47     200.14     13,602.33
   10            13,602.33      680.12    14,282.45     207.10     14,075.35
   --------------------------------------------------------------------------
   Cumulative                $5,859.61               $1,784.25

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   85.05    $10,414.95
   2             10,414.95      520.75    10,935.70      88.58     10,847.12
   3             10,847.12      542.36    11,389.47      92.25     11,297.22
   4             11,297.22      564.86    11,762.08      96.08     11,766.00
   5             11,766.00      588.30    12,254.30     100.07     12,254.23
   6             12,254.23      612.71    12,866.94     104.22     12,762.72
   7             12,762.72      638.14    13,400.85     108.55     13,292.31
   8             13,292.31      664.62    13,956.92     113.05     13,843.87
   9             13,843.87      692.19    14,536.06     117.74     14,418.32
   10            14,418.32      720.92    15,139.24     122.63     15,016.61
   --------------------------------------------------------------------------
   Cumulative                $6,044.85               $1,028.22

AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19      94.00     10,836.19
   3             10,836.19      541.81    11,377.99      97.85     11,280.14
   4             11,280.14      564.01    11,844.15     101.86     11,742.29
   5             11,742.29      587.11    12,329.41     106.03     12,223.37
   6             12,223.37      611.17    12,834.54     110.38     12,724.16
   7             12,724.16      636.21    13,360.37     114.90     13,245.47
   8             13,245.47      662.27    13,907.75     119.61     13,788.14
   9             13,788.14      689.41    14,477.55     124.51     14,353.04
   10            14,353.04      717.65    15,070.69     129.61     14,941.08
   --------------------------------------------------------------------------
   Cumulative                $6,030.13               $1,089.05

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2             10,374.00      518.70    10,892.70     130.71     10,761.99
   3             10,761.99      538.10    11,300.09     135.60     11,164.49
   4             11,164.49      558.22    11,722.71     140.67     11,582.04
   5             11,582.04      579.10    12,161.14     145.93     12,015.21
   6             12,015.21      600.76    12,615.97     151.39     12,464.57
   7             12,464.57      623.23    13,087.80     157.05     12,930.75
   8             12,930.75      646.54    13,577.29     162.93     13,414.36
   9             13,414.36      670.72    14,085.08     169.02     13,916.06
   10            13,916.06      695.80    14,611.86     175.34     14,436.52
   --------------------------------------------------------------------------
   Cumulative                $5,931.17               $1,494.64

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  114.45    $10,385.55
   2             10,385.55      519.28    10,904.83     118.86     10,785.96
   3             10,785.96      539.30    11,325.26     123.45     11,201.82
   4             11,201.82      560.09    11,761.91     128.20     11,633.70
   5             11,633.70      581.69    12,215.39     133.15     12,082.24
   6             12,082.24      604.11    12,686.35     138.28     12,548.07
   7             12,548.07      627.40    13,175.48     143.61     13,031.86
   8             13,031.86      651.59    13,683.46     149.15     13,534.31
   9             13,534.31      676.72    14,211.02     154.90     14,056.12
   10            14,056.12      702.81    14,758.93     160.87     14,598.06
   --------------------------------------------------------------------------
   Cumulative                $5,962.99               $1,364.92

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   91.35    $10,408.65
   2             10,408.65      520.43    10,929.08      95.08     10,834.00
   3             10,834.00      541.70    11,375.70      98.97     11,276.73
   4             11,276.73      563.84    11,840.57     103.01     11,737.55
   5             11,737.55      586.88    12,324.43     107.22     12,217.21
   6             12,217.21      610.86    12,828.07     111.60     12,716.47
   7             12,716.47      635.82    13,352.29     116.16     13,236.12
   8             13,236.12      661.81    13,897.93     120.91     13,777.02
   9             13,777.02      688.85    14,465.87     125.85     14,340.02
   10            14,340.02      717.00    15,057.02     131.00     14,926.02
   --------------------------------------------------------------------------
   Cumulative                $6,027.19               $1,101.15

AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57     142.54     10,738.04
   3             10,738.04      536.90    11,274.94     147.70     11,127.24
   4             11,127.24      556.36    11,683.60     153.06     11,530.54
   5             11,530.54      576.53    12,107.07     158.60     11,948.47
   6             11,948.47      597.42    12,545.89     164.35     12,381.54
   7             12,381.54      619.08    13,000.62     170.31     12,830.31
   8             12,830.31      641.52    13,471.83     176.48     13,295.34
   9             13,295.34      664.77    13,960.11     182.88     13,777.23
   10            13,777.23      688.86    14,466.10     189.51     14,276.59
   --------------------------------------------------------------------------
   Cumulative                $5,899.56               $1,622.98

AllianceBernstein Global Thematic Growth Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  135.45    $10,364.55
   2             10,364.55      518.23    10,882.78     140.39     10,742.39
   3             10,742.39      537.12    11,279.51     145.51     11,134.00
   4             11,134.00      556.70    11,690.70     150.81     11,539.89
   5             11,539.89      576.99    12,116.89     156.31     11,960.58
   6             11,960.58      598.03    12,558.61     162.01     12,396.60
   7             12,396.60      619.83    13,016.43     167.91     12,848.52
   8             12,848.52      642.43    13,490.95     174.03     13,316.91
   9             13,316.91      665.85    13,982.76     180.38     13,802.38
   10            13,802.38      690.12    14,492.50     186.95     14,305.55
   --------------------------------------------------------------------------
   Cumulative                $5,905.30               $1,599.75

AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  103.95    $10,396.05
   2             10,396.05      519.80    10,915.85     108.07     10,807.79
   3             10,807.79      540.39    11,348.17     112.35     11,235.83
   4             11,235.83      561.79    11,797.62     116.80     11,680.82
   5             11,680.82      584.04    12,264.86     121.42     12,143.44
   6             12,143.44      607.17    12,750.61     126.23     12,624.38
   7             12,624.38      631.22    13,255.60     131.23     13,124.37
   8             13,124.37      656.22    13,780.59     136.43     13,644.16
   9             13,644.16      682.21    14,326.37     141.83     14,184.54
   10            14,184.54      709.23    14,893.77     147.45     14,746.32
   --------------------------------------------------------------------------
   Cumulative                $5,992.07               $1,245.76

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398


  Privacy Notice
  (This information is not part of the Prospectus.)

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  importance of maintaining the confidentiality of our clients' nonpublic
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  It is our policy not to disclose nonpublic personal information about our
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